UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 13, 2014
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Cornwall Avenue Vancouver, British Columbia Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On January 13, 2014, lululemon athletica inc. (the “Company”) issued a press release announcing updated guidance for the fourth fiscal quarter ending February 2, 2014 and certain other information. The Company is furnishing a copy of the press release as Exhibit 99.1 hereto.
The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit No.	Description

99.1	Press release entitled "lululemon athletica inc. Updates Guidance for Fourth Quarter of Fiscal 2013 Ahead of Presentation at ICR XChange," issued on January 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: January 13, 2014	/s/ JOHN E. CURRIE
John E. Currie
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled "lululemon athletica inc. Updates Guidance for Fourth Quarter of Fiscal 2013 Ahead of Presentation at ICR XChange," issued on January 13, 2014.